Exhibit 32.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

I, Robert E. Cauley, in compliance 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Quarterly Report For Bimini Capital Management, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2025 (the “Report”) filed with the Securities and Exchange Commission:

1.	fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.

August 1, 2025	/s/ Robert E.Cauley
Robert E. Cauley, Chairman of the Board and Chief Executive Officer